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                                                                    EXHIBIT 10.1






                                PULTE HOMES, INC.
                        RESTRICTED STOCK AWARD AGREEMENT



                  Pulte Homes, Inc., a Michigan corporation (the "Company"), hereby grants to ___________ (the "Holder") as of _________ (the "Grant Date"), pursuant to the provisions of the Pulte Homes, Inc. Senior Management Annual Incentive Plan ("SM Plan") and the 2004 Stock Incentive Plan (the "Plan"), a restricted stock award (the "Award") of ________ shares of the Company's Common Stock, $.01 par value ("Shares"), upon and subject to the restrictions, terms and conditions set forth below and Compensation Committee ("Committee") certification of SM Plan goal achievement for ________. Capitalized terms not defined herein shall have the meanings specified in the Plan.

     1. Award Subject to Acceptance of Agreement. The Award shall be null and void unless the Holder shall (a) accept this Agreement by executing it in the space provided below and returning it to the Company and (b) if requested by the Company, execute and return one or more irrevocable stock powers to facilitate the transfer to the Company (or its assignee or nominee) of the Shares subject to the Award if Shares are forfeited pursuant to Section 4 hereof or if required under applicable laws or regulations. As soon as practicable after the Holder has executed this Agreement and, if requested by the Company, such stock power or powers, and returned the same to the Company, the Company shall cause to be issued in the Holder's name the total number of Shares subject to the Award.

     2. Rights as a Stockholder. The Holder shall have the right to vote the Shares subject to the Award and to receive dividends and other distributions thereon unless and until such Shares are forfeited pursuant to Section 4 hereof; provided, however, that a dividend or other distribution with respect to such Shares (including, without limitation, a stock dividend or stock split), other than a regular cash dividend, shall be subject to the same restrictions as the Shares with respect to which such dividend or other distribution was made (and if the Holder shall have received such dividend or other distribution, the Holder shall deliver the same to the Company and shall, if requested by the Company, execute and return one or more irrevocable stock powers related thereto).

     3. Custody and Delivery of Certificates Representing Shares. The Shares subject to the Award shall be held by the Company or by a custodian in book entry form, with restrictions on the Shares duly noted, until such Award shall have vested pursuant to Section 4 hereof, and as soon thereafter as practicable, subject to Section 5.3 hereof, the vested Shares shall be delivered to the Holder as the Holder shall direct. Alternatively, in the sole discretion of the Company, the Company shall hold a certificate or certificates representing the Shares subject to the Award until such Award shall have vested, in whole or in part, pursuant to Section 4 hereof, and the Company shall as soon thereafter as practicable, subject to Section 5.3 hereof, deliver the certificate or certificates for the vested Shares to the Holder and destroy the stock power or powers relating to the vested Shares delivered by the Holder pursuant to Section








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hereof. If such stock power or powers also relate to unvested Shares, the
Company may require, as a condition precedent to delivery of any certificate pursuant to this Section 3, the execution and delivery to the Company of one or more stock powers relating to such unvested Shares.

     4. Vesting.

     (a) The Award shall vest (i) on the third anniversary of the Grant Date, or
(ii) earlier pursuant to Section 4(b) or 4(d) hereof or in the event of a Change in Control (as defined in Section 4(f) hereof).

     (b) If the Holder's employment by the Company terminates by reason of retirement with the consent of the Company, or terminates by reason of the Holder's death or disability, the Award shall become fully vested as of the effective date of the Holder's termination of employment or the date of death, as the case may be.

     (c) If the Holder's employment by the Company is terminated by the Company for Cause, the portion of the Award which is not vested as of the effective date of the Holder's termination of employment shall be forfeited by the Holder and shall be transferred, without payment of any consideration to the Holder, to the Company (or its assignee or nominee).

     (d) If the Holder's employment by the Company terminates for any reason other than a reason specified in Section 4(b) or 4(c) hereof, the portion of the Award which is not vested as of the effective date of the Holder's termination of employment shall be forfeited by the Holder and shall be transferred, without payment of any consideration to the Holder, to the Company (or its assignee or nominee); provided, however, that the Committee may, in its discretion, make a determination that part or all of such unvested portion of the Award shall become fully vested as of the effective date of the Holder's termination of employment.

     (e) As used herein, "Cause" shall mean a determination by the Company that the Holder has (i) willfully and continuously failed to substantially perform the duties assigned by the Company or a Subsidiary with which the Holder is employed (other than a failure resulting from the Holder's disability), (ii) willfully engaged in conduct which is demonstrably injurious to the Company or any Subsidiary, monetarily or otherwise, including conduct that, in the reasonable judgment of the Company, does not conform to the standard of the Company's executives or employees, or (iii) engaged in any act of dishonesty, the commission of a felony, or a significant violation of any statutory or common law duty of loyalty to the Company or any Subsidiary.

     (f) As used herein, "Change in Control" shall mean:

     (1) the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act"), of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 40% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Common Stock") or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting


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   Securities"); excluding, however, the following: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company),
   (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this Section 4(f) or (E) any acquisition by any one or more of William J. Pulte, his spouse, any trust or other entity established for the benefit of either or both of such persons, or any charitable organization established by either or both of such persons ("Exempt Persons"); provided further, that for purposes of clause (B), if any Person (other than the Company, any one or more Exempt Persons or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall become the beneficial owner of 40% or more of the Outstanding Common Stock or 40% or more of the Outstanding Voting Securities by reason of an acquisition by the Company, and such Person shall, after such acquisition by the Company, become the beneficial owner of any additional shares of the Outstanding Common Stock or any additional Outstanding Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;

     (2) individuals who, as of the date hereof, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board of Directors; provided that any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened solicitation by a Person other than the Board of Directors for the purpose of opposing a solicitation by any other Person with respect to the election or removal of directors, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board of Directors shall not be deemed a member of the Incumbent Board;

     (3) the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction"); excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Common Stock and the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding


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   Common Stock and the Outstanding Voting Securities, as the case may be, (ii)
   no Person (other than: the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; the corporation resulting from such Corporate Transaction; and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 40% or more of the Outstanding Common Stock or the Outstanding Voting Securities, as the case may be) will beneficially own, directly or indirectly, 40% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

     (4) the consummation of a plan of complete liquidation or dissolution of the Company.


      5. Additional Terms and Conditions of Award.

      5.1. Nontransferability of Award. Prior to the vesting of the Shares subject to the Award, such Shares may not be transferred by the Holder other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the foregoing, such unvested Shares may not be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process.

      5.2. Investment Representation. The Holder hereby represents and covenants that (a) any Shares acquired upon the vesting of the Award will be acquired for investment and not with a view to the distribution thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), unless such acquisition has been registered under the Securities Act and any applicable state securities law; (b) any subsequent sale of any such Shares shall be made either pursuant to an effective registration statement under the Securities Act and any applicable state securities laws, or pursuant to an exemption from registration under the Securities Act and such state securities laws; and (c) if requested by the Company, the Holder shall submit a written statement, in form satisfactory to the Company, to the effect that such representation (x) is true and correct as of the date of acquisition of any Shares hereunder or (y) is true and correct as of the date of any sale of any such Shares, as applicable. As a further condition precedent to the delivery to the Holder of any Shares subject to the Award, the Holder shall comply with all regulations and requirements of any regulatory authority having control of or supervision over the issuance of the Shares and, in connection therewith, shall execute any documents which the Board or the Committee shall in its sole discretion deem necessary or advisable.

      5.3. Withholding Taxes. (a) As a condition precedent to the delivery to the Holder of any Shares subject to the Award, the Holder shall, upon request by the Company, pay



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to the Company such amount of cash as the Company may be required, under all applicable federal, state, local or other laws or regulations, to withhold and pay over as income or other withholding taxes (the "Required Tax Payments") with respect to the Award. If the Holder shall fail to advance the Required Tax Payments after request by the Company, the Company may, in its discretion, deduct any Required Tax Payments from any amount then or thereafter payable by the Company to the Holder or withhold shares.

      (b) The Holder may elect to satisfy his or her obligation to advance the Required Tax Payments by any of the following means: (1) a cash payment to the Company pursuant to Section 5.3(a), (2) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole Shares (which the Holder has held for at least six months prior to the delivery of such Shares or which the Holder purchased on the open market and for which the Holder has good title, free and clear of all liens and encumbrances) having a Fair Market Value, determined as of the date the obligation to withhold or pay taxes first arises in connection with the Award (the "Tax Date"), equal to the Required Tax Payments, (3) authorizing the Company to withhold from the Shares otherwise to be delivered to the Holder pursuant to the Award, a number of whole Shares having a Fair Market Value, determined as of the Tax Date, equal to the Required Tax Payments, or (4) any combination of (1), (2) and (3). Shares to be delivered or withheld may not have a Fair Market Value in excess of the minimum amount of the Required Tax Payments. Any fraction of a Share which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the Holder. No certificate representing Shares shall be delivered until the Required Tax Payments have been satisfied in full.

      5.4. Compliance with Applicable Law. The Award is subject to the condition that if the listing, registration or qualification of the Shares subject to the Award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the vesting or delivery of such Shares, the Shares subject to the Award shall not vest or be delivered, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company agrees to use reasonable efforts to effect or obtain any such listing, registration, qualification, consent or approval.

      5.5. Delivery of Certificates. Subject to Section 5.3, upon the vesting of the Award, in whole or in part, the Company shall deliver or cause to be delivered one or more certificates representing the number of vested Shares. The Company shall pay all original issue or transfer taxes and all fees and expenses incident to such delivery, except as otherwise provided in Section 5.3.

      5.6. Award Confers No Rights to Continued Employment. In no event shall the granting of the Award or its acceptance by the Holder give or be deemed to give the Holder any right to continued employment by the Company or any affiliate of the Company.

      5.7. Decisions of Board or Committee. The Pulte Homes, Inc Board of Directors or the Compensation Committee shall have the right to resolve all questions which may arise in connection with the Award. Any interpretation, determination or other action made or


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taken by the Board or the Committee regarding the Plan or this Agreement shall be final, binding and conclusive.

      5.8. Agreement Subject to the Plan. This Agreement is subject to the provisions of the Plan and the SM Plan and shall be interpreted in accordance therewith. The Holder hereby acknowledges receipt of a copy of the Plan and the SM Plan.

      6. Miscellaneous Provisions.

      6.1. Employment by Subsidiary. References in this Agreement to employment by the Company shall also mean employment by a Subsidiary.

      6.2. Successors. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company and any person or persons who shall, upon the death of the Holder, acquire any rights hereunder in accordance with this Agreement or the Plan.

      6.3. Notices. All notices, requests or other communications provided for in this Agreement shall be made, if to the Company, to Pulte Homes, Inc., 100 Bloomfield Hills Parkway, Suite 300, Bloomfield Hills, Michigan 48304,
Attention: SVP and General Counsel and if to the Holder, to the last known mailing address of the Holder contained in the records of the Company. All notices, requests or other communications provided for in this Agreement shall be made in writing either (a) by personal delivery, (b) by facsimile with confirmation of receipt, (c) by mailing in the United States mails or (d) by express courier service. The notice, request or other communication shall be deemed to be received upon personal delivery, upon confirmation of receipt of facsimile transmission, or upon receipt by the party entitled thereto if by United States mail or express courier service; provided, however, that if a notice, request or other communication is not received during regular business hours, it shall be deemed to be received on the next succeeding business day of the Company.

      6.4. Governing Law. This Agreement, the Award and all determinations made and actions taken pursuant hereto and thereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Michigan and construed in accordance therewith without giving effect to conflicts of laws principles.

      6.5. Counterparts. This Agreement may be executed in two counterparts each of which shall be deemed an original and both of which together shall constitute one and the same instrument.

                                        PULTE HOMES, INC.


                                        By:___________________________________
                                                Name:_________________________
                                                Title:________________________




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Acknowledgment, Acceptance and Agreement:

By signing below and returning this Agreement to Pulte Homes, Inc. at the address stated herein, I hereby acknowledge receipt of the Agreement, the Plan, and the SM Plan, accept the Award granted to me and agree to be bound by the terms and conditions of this Agreement, the Plan and the SM Plan.


__________________________________________
                 Holder





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